SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Jacobs Engineering Group Inc.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 14, 2020.

            JACOBS ENGINEERING GROUP INC.

                        JACOBS ENGINEERING GROUP INC.

                        1999 BRYAN STREET

                        SUITE 1200

                        DALLAS, TX 75201

Meeting Information
Meeting Type: Annual
For holders as of: November 21, 2019
Date: January 14, 2020 Time: 2:30 PM EST
Location: Exploration Tower
670 Dave Nisbet Drive
Port Canaveral, Florida 32920

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NOTICE AND PROXY STATEMENT                    ANNUAL REPORT

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Voting Items

The Board of Directors recommends a vote FOR each Nominee for Director and FOR Proposals 2 and 3.

1.   Election of Directors

 Nominees:

 1a.  Steven J. Demetriou

 1b.  Christopher M.T. Thompson

 1c.  Joseph R. Bronson

 1d.  Robert C. Davidson, Jr.

 1e.  General Ralph E. Eberhart

 1f.  Georgette D. Kiser

 1g.  Linda Fayne Levinson

 1h.  Barbara L. Loughran

 1i.  Robert A. McNamara

 1j.  Peter J. Robertson

2. Advisory vote to approve the Company's executive compensation. 3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.